UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

Clean Energy Special Situations Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40757	85-3501488
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller 405 Lexington Avenue, 44th Floor New York, NY 10174
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 818-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	SWSSU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	SWSS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share	SWSSW	The Nasdaq Stock Market LLC

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced in a Current Report on Form 8-K filed on May 29, 2024, Clean Energy Special Situations Corp. (the “Company”) received written notice from the Nasdaq Stock Market LLC’s (“Nasdaq”) Listing Qualifications Department staff (the “Staff”) indicating that the Company was not in compliance with Nasdaq’s continued listing standards, because the Company had not filed its Form 10-Q for the period ended March 31, 2024 and delinquencies by the Company in not paying certain fees required by Listing Rule 5250(f) and not filing its Annual Report on Form 10-K for the period ended December 31, 2023, all of which served as bases for delisting the Company’s securities from Nasdaq. The Company requested a hearing to appeal the delisting before a Nasdaq Hearings Panel, which was scheduled to occur on June 11, 2024.

On June 6, 2024, the Company notified Nasdaq that it no longer desired to appeal the Staff’s determination to remove the listing of the Company’s securities from Nasdaq, would not proceed with the scheduled hearing between the Nasdaq Hearings Panel on June 11, 2024, and would voluntarily withdraw the listing of its securities from Nasdaq. As a result, trading in the Company’s common stock, units, and redeemable warrants will be suspended at the open of business on June 11, 2024. Thereafter, the Company’s common stock, units, and redeemable warrants may be quoted and traded in the over-the-counter pink sheets (“OTC”) market under the ticker symbols “SWSS,” “SWSSU,” and “SWSSW,” respectively.

Item 7.01 Regulation FD Disclosure.

On June 7, 2024, the Company issued a press release (the “Press Release”) announcing that it had entered into a non-binding letter of intent for a business combination (the “Business Combination”) with an iGaming technology platform company. (the “Target”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The completion of the proposed Business Combination is subject to, among other things, the completion of due diligence, the negotiation of definitive agreements for the Business Combination (the “Definitive Agreements”), satisfaction of the conditions negotiated therein, approval of the transaction by the board and stockholders of both the Company and the Target, as well as regulatory approvals and other customary conditions. There can be no assurance that Definitive Agreements will be entered into or that the Business Combination will be consummated on the terms or timeframe currently contemplated, or at all.

The information in this Item 7.01 is furnished pursuant to the rules and regulation of the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s ability to enter into Definitive Agreements within the time provided in the Company’s amended and restated certificate of incorporation, or at all; the performance of the Target’s business; the risk that the approval of the Company’s stockholders for the business combination is not obtained; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the Business Combination; the amount of redemption requests made by the Company’s stockholders and the amount of funds remaining in the Company’s trust account after satisfaction of such requests; the Company’s and the Target’s ability to satisfy the conditions to closing the Business Combination; the Target’s ability to enter into binding agreements for financing in connection with the proposed Business Combination; and other risks and uncertainties indicated from time to time in filings with the SEC, including the definitive proxy statement filed by the Company on May 17, 2024 (the “Definitive Proxy Statement”) in connection with the special meeting of the Company’s stockholders called by the Company and held on May 28, 2024 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in each case under the heading “Risk Factors,” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

If a legally binding Definitive Agreement with respect to the Business Combination is executed, the Company intends to file with the SEC a registration statement on Form S-4, which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to the Company’s stockholders as of a record date to be established for voting on the proposed transaction. When available, stockholders will also be able to obtain copies of the Proxy Statement/Prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Clean Energy Special Situations Corp., c/o Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, NY 10174.

This communication may be deemed to be offering or solicitation material in respect of the proposed Business Combination, which will be submitted to the Company’s stockholders for their consideration. If a legally binding Definitive Agreement with respect to the Business Combination is executed, the Company urges investors, stockholders and other interested persons to carefully read, when available, the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed with the SEC (including any amendments or supplements to the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the proposed transaction, because these documents will contain important information about the Company, the Target and the proposed transaction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN ENERGY SPECIAL SITUATIONS CORP.

Date: June 7, 2024	By:	/s/ Raghunath Kilambi
Raghunath Kilambi Chief Executive Officer

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